                                                  Exhibit (24)-2
                                                  Commonwealth Edison Company
                                                  Form 10-K File No. 1-1839

                               POWER OF ATTORNEY
                               -----------------


KNOW ALL MEN BY THESE PRESENTS:

         That the undersigned, a Director of Commonwealth Edison Company, an Illinois corporation, does hereby constitute and appoint JAMES J. O'CONNOR, SAMUEL K. SKINNER and DAVID A. SCHOLZ, and each of them, her true and lawful attorneys and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned as such Director, the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1994, to be filed with the Securities and Exchange Commission pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended; hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of March, 1995.



                                                        Jean Allard
                                                ------------------------------


STATE OF ILLINOIS )
                  ) SS
COUNTY OF COOK    )

         I, Mary T. Snyder, a Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY that JEAN ALLARD, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that she signed and delivered said instrument as her free and voluntary act, for the uses and purposes therein set forth.

         GIVEN under my hand and notarial seal this 9th day of March, 1995.



                                                    Mary T. Snyder
                                              -------------------------
                                                    Notary Public
                                                 (Notary Public Seal)

                               POWER OF ATTORNEY
                               -----------------


KNOW ALL MEN BY THESE PRESENTS:

         That the undersigned, a Director of Commonwealth Edison Company, an Illinois corporation, does hereby constitute and appoint JAMES J. O'CONNOR, SAMUEL K. SKINNER and DAVID A. SCHOLZ, and each of them, his true and lawful attorneys and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned as such Director, the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1994, to be filed with the Securities and Exchange Commission pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended; hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of March, 1995.



                                                      James W. Compton
                                               ------------------------------


STATE OF ILLINOIS )
                  ) SS
COUNTY OF COOK    )

         I, Mary T. Snyder, a Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY that JAMES W. COMPTON, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered said instrument as his free and voluntary act, for the uses and purposes therein set forth.

         GIVEN under my hand and notarial seal this 9th day of March, 1995.



                                                    Mary T. Snyder
                                              -------------------------
                                                    Notary Public
                                                 (Notary Public Seal)

                               POWER OF ATTORNEY
                               -----------------


KNOW ALL MEN BY THESE PRESENTS:

         That the undersigned, a Director of Commonwealth Edison Company, an Illinois corporation, does hereby constitute and appoint JAMES J. O'CONNOR, SAMUEL K. SKINNER and DAVID A. SCHOLZ, and each of them, her true and lawful attorneys and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned as such Director, the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1994, to be filed with the Securities and Exchange Commission pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended; hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of March, 1995.



                                                            Sue Ling Gin
                                                  ------------------------------


STATE OF ILLINOIS )
                  ) SS
COUNTY OF COOK    )

         I, Mary T. Snyder, a Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY that SUE L. GIN, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that she signed and delivered said instrument as her free and voluntary act, for the uses and purposes therein set forth.

         GIVEN under my hand and notarial seal this 9th day of March, 1995.



                                                    Mary T. Snyder
                                              -------------------------
                                                    Notary Public
                                                 (Notary Public Seal)

                               POWER OF ATTORNEY
                               -----------------


KNOW ALL MEN BY THESE PRESENTS:

         That the undersigned, a Director of Commonwealth Edison Company, an Illinois corporation, does hereby constitute and appoint JAMES J. O'CONNOR, SAMUEL K. SKINNER and DAVID A. SCHOLZ, and each of them, his true and lawful attorneys and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned as such Director, the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1994, to be filed with the Securities and Exchange Commission pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended; hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of March, 1995.



                                                      Donald P. Jacobs
                                               ------------------------------


STATE OF ILLINOIS )
                  ) SS
COUNTY OF COOK    )

         I, Mary T. Snyder, a Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY that DONALD P. JACOBS, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered said instrument as his free and voluntary act, for the uses and purposes therein set forth.

         GIVEN under my hand and notarial seal this 9th day of March, 1995.



                                                    Mary T. Snyder
                                              -------------------------
                                                    Notary Public
                                                 (Notary Public Seal)

                               POWER OF ATTORNEY
                               -----------------


KNOW ALL MEN BY THESE PRESENTS:

         That the undersigned, a Director of Commonwealth Edison Company, an Illinois corporation, does hereby constitute and appoint JAMES J. O'CONNOR, SAMUEL K. SKINNER and DAVID A. SCHOLZ, and each of them, his true and lawful attorneys and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned as such Director, the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1994, to be filed with the Securities and Exchange Commission pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended; hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of March, 1995.



                                                    Edgar D. Jannotta
                                              ------------------------------


STATE OF ILLINOIS )
                  ) SS
COUNTY OF COOK    )

         I, Mary T. Snyder, a Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY that EDGAR D. JANNOTTA, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered said instrument as his free and voluntary act, for the uses and purposes therein set forth.

         GIVEN under my hand and notarial seal this 9th day of March, 1995.



                                                    Mary T. Snyder
                                              -------------------------
                                                    Notary Public
                                                 (Notary Public Seal)

                               POWER OF ATTORNEY
                               -----------------


KNOW ALL MEN BY THESE PRESENTS:

         That the undersigned, a Director of Commonwealth Edison Company, an Illinois corporation, does hereby constitute and appoint JAMES J. O'CONNOR, SAMUEL K. SKINNER and DAVID A. SCHOLZ, and each of them, his true and lawful attorneys and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned as such Director, the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1994, to be filed with the Securities and Exchange Commission pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended; hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of March, 1995.



                                                    George E. Johnson
                                              ------------------------------


STATE OF ILLINOIS )
                  ) SS
COUNTY OF COOK    )

         I, Mary T. Snyder, a Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY that GEORGE E. JOHNSON, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered said instrument as his free and voluntary act, for the uses and purposes therein set forth.

         GIVEN under my hand and notarial seal this 9th day of March, 1995.



                                                    Mary T. Snyder
                                              -------------------------
                                                    Notary Public
                                                 (Notary Public Seal)

                               POWER OF ATTORNEY
                               -----------------


KNOW ALL MEN BY THESE PRESENTS:

         That the undersigned, a Director of Commonwealth Edison Company, an Illinois corporation, does hereby constitute and appoint JAMES J. O'CONNOR, SAMUEL K. SKINNER and DAVID A. SCHOLZ, and each of them, his true and lawful attorneys and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned as such Director, the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1994, to be filed with the Securities and Exchange Commission pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended; hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of March, 1995.



                                                        Harvey Kapnick
                                                ------------------------------


STATE OF ILLINOIS )
                  ) SS
COUNTY OF COOK    )

         I, Mary T. Snyder, a Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY that HARVEY KAPNICK, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered said instrument as his free and voluntary act, for the uses and purposes therein set forth.

         GIVEN under my hand and notarial seal this 9th day of March, 1995.



                                                    Mary T. Snyder
                                              -------------------------
                                                    Notary Public
                                                 (Notary Public Seal)

                               POWER OF ATTORNEY
                               -----------------


KNOW ALL MEN BY THESE PRESENTS:

         That the undersigned, a Director of Commonwealth Edison Company, an Illinois corporation, does hereby constitute and appoint JAMES J. O'CONNOR, SAMUEL K. SKINNER and DAVID A. SCHOLZ, and each of them, his true and lawful attorneys and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned as such Director, the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1994, to be filed with the Securities and Exchange Commission pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended; hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of March, 1995.



                                                        Byron Lee, Jr.
                                                ------------------------------


STATE OF ILLINOIS )
                  ) SS
COUNTY OF COOK    )

         I, Mary T. Snyder, a Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY that BYRON LEE, JR., personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered said instrument as his free and voluntary act, for the uses and purposes therein set forth.

         GIVEN under my hand and notarial seal this 9th day of March, 1995.



                                                    Mary T. Snyder
                                              -------------------------
                                                    Notary Public
                                                 (Notary Public Seal)

                               POWER OF ATTORNEY
                               -----------------


KNOW ALL MEN BY THESE PRESENTS:

         That the undersigned, a Director of Commonwealth Edison Company, an Illinois corporation, does hereby constitute and appoint JAMES J. O'CONNOR, SAMUEL K. SKINNER and DAVID A. SCHOLZ, and each of them, his true and lawful attorneys and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned as such Director, the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1994, to be filed with the Securities and Exchange Commission pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended; hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of March, 1995.



                                                      Edward A. Mason
                                               ------------------------------


STATE OF ILLINOIS )
                  ) SS
COUNTY OF COOK    )

         I, Mary T. Snyder, a Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY that EDWARD A. MASON, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered said instrument as his free and voluntary act, for the uses and purposes therein set forth.

         GIVEN under my hand and notarial seal this 9th day of March, 1995.



                                                    Mary T. Snyder
                                              -------------------------
                                                    Notary Public
                                                 (Notary Public Seal)

                               POWER OF ATTORNEY
                               -----------------


KNOW ALL MEN BY THESE PRESENTS:

         That the undersigned, a Director of Commonwealth Edison Company, an Illinois corporation, does hereby constitute and appoint JAMES J. O'CONNOR, SAMUEL K. SKINNER and DAVID A. SCHOLZ, and each of them, his true and lawful attorneys and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned as such Director, the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1994, to be filed with the Securities and Exchange Commission pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended; hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of March, 1995.



                                                        F. A. Olson
                                                ------------------------------


STATE OF ILLINOIS )
                  ) SS
COUNTY OF COOK    )

         I, Mary T. Snyder, a Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY that FRANK A. OLSON, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered said instrument as his free and voluntary act, for the uses and purposes therein set forth.

         GIVEN under my hand and notarial seal this 9th day of March, 1995.



                                                    Mary T. Snyder
                                              -------------------------
                                                    Notary Public
                                                 (Notary Public Seal)

                               POWER OF ATTORNEY
                               -----------------


KNOW ALL MEN BY THESE PRESENTS:

         That the undersigned, a Director and Officer of Commonwealth Edison Company, an Illinois corporation, does hereby constitute and appoint JAMES J. O'CONNOR and DAVID A. SCHOLZ and each of them, his true and lawful attorneys and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned as such Director and Officer, the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1994, to be filed with the Securities and Exchange Commission pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended; hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of March, 1995.



                                                    Samuel K. Skinner
                                              -----------------------------


STATE OF ILLINOIS )
                  ) SS
COUNTY OF COOK    )

         I, Mary T. Snyder, a Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY that SAMUEL K. SKINNER, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered said instrument as his free and voluntary act, for the uses and purposes therein set forth.

         GIVEN under my hand and notarial seal this 9th day of March, 1995.



                                                    Mary T. Snyder
                                              -------------------------
                                                    Notary Public
                                                (Notary Public Seal)